Kaufman Brothers
10th Annual Investor Conference
INX Inc.
Nasdaq: INXI
www.INXI.com
September 5,  2007
Jim Long
Chairman & CEO

This presentation contains “forward-looking statements” within the meaning of the
Private Securities Litigation Reform Act of 1995, including future operating results expectations.
Statements associated with words such as “anticipate,” “believe,” “expect,” “hope,”
“should,” “target,” “will” or other similar words are forward-looking statements.

These projections and other forward-looking statements are only projections.  Actual events, performance or results may differ materially from those indicated due to numerous factors, many of which we have little or no control over, and some of which we may not be successful in addressing.

Numerous of these factors are set forth in our 2006 Form 10-K, which we urge you to read.

All financial results shown are for continuing operations unless otherwise noted
Forward-Looking Statements

$44
$71
$107
$156
$65
$99
2003
2004
2005
2006
1H-06
1H-07

INX is a provider of Cisco-centric network solutions, including
IP Telephony, Network Security, Network Storage, Wireless
Connectivity and Unified Communications,
to enterprise organizations

Cisco is the leading manufacturer of enterprise-class
telephone systems and INX is the only pure-play
publicly traded company focused on
providing Cisco-centric solutions

Revenue in millions
 Overview - INX Inc.  (Nasdaq: INXI)

NASDAQ: INXI

Shares Outstanding: ~7.0MM

Float: ~4.9MM

Diluted shares:  ~7.9MM

Diluted market cap:  ~$75MM

90-day avg. volume:  ~22,000

Headquarters:  Houston, Texas
Profitable, with 3-year compound annual
growth rate of revenue of 53%
1H-07:  53% revenue growth; 593%
operating income growth; 1600% EPS
growth
Most recent quarter reflects record
revenue, record EPS
Expect continued revenue growth and
further improvement in operating profit
margin percentage
Strong balance sheet with immaterial debt
and over $1.00 per share in cash
 Overview - INX Inc.  (Nasdaq: INXI)

Jim Long - Chairman & CEO - founded the company in 1982
Mark Hilz - President & COO - experience as CEO of larger public company;
acquisitions experience;  served on INX board prior to joining management in July
2000
Brian Fontana - CFO - since January 2005;  experience as CFO with multiple larger public companies; acquisitions experience
Ex-Cisco management:  VP of Sales;  VP of Federal;  VP of managed services business
Management

IP Telephony / VoIP is rapidly displacing traditional business telephone systems, but currently only represents only ~ 25%-30% of shipments;  market expected to grow at 20%-25% per year over next several years
Use of VoIP driving requirement to upgrade networks for “Quality of Service”
Increasing use of video over Internet and corporate networks is driving increased network bandwidth requirements
Cisco will benefit from network upgrades because of their dominant market share in enterprise network infrastructure
Data center virtualization will drive increased enterprise network traffic, need for increased bandwidth, network security and reliability, network-attached storage and SAN technology
Industry - The Big Picture

   78%  of enterprises plan to migrate to IP Telephony technology

   Less than 14% were “fully deployed”

   Only 62% are expected to be fully deployed by 2011
Forrester’s Business Technographics - March 2006:
“IP line shipments currently represent only around 25%-30% of total shipments worldwide…”
“…we believe an inflection point may be reached late 2008 or 2009, with IP lines leading enterprise telephony by the end of the decade…”
“IDC estimates the addressable market may grow from $7.5B in 2006 to
$14.3B in 2011, and we believe the enterprise IP telephony market will grow at a 20%-25% CAGR over the next few years.”
Lehman Brothers Equity Research - July 2007:
Industry:  Mass Adoption Of IP Telephony
  By Enterprises Is Just Beginning

“…Telepresense is compelling as a collaboration platform that can drive productivity…”
“…CSCO will be well positioned to help address the added stress on the network due to increasing video usage…”
“…over the next 2 years, we expect CSCO to benefit from significant new product cycles in the enterprise data center…”
Bear Stearns Equity Research - August 8, 2007:
Industry:  Growing Trend In Video Over IP
  Will Drive Another Network Upgrade Cycle

“…[Cisco’s] next generation data center strategy, ‘Data Center 3.0’…focused on helping customers to leverage their networking equipment in order to run  their data centers more effectively by deploying virtualization and automation technologies.”
“Data center performance and efficiency are ‘top of their mind’ issues for most enterprise CIOs, due to the business-critical nature of the data center as well as the trend towards data center consolidation.”
“In our view, Cisco is just getting enough pieces of the puzzle together to make a big marketing push.  This is a multi-year story, and we expect Cisco to gain mindshare and wallet share in the enterprise market, which could drive another wave of revenue growth acceleration.”
Bear Stearns Equity Research - August 8, 2007:
Industry:  Data Center Virtualization -
  Network Infrastructure Providers Benefit

“The 12-month forward outlook for corporate network spending looks positive:
69% of respondents surveyed expect to increase their spending in networking over the next 12 months…”
“55% of respondents…expect to increase spending with Cisco over the next 12 months”
“WAN acceleration:  Riverbed and Cisco key beneficiaries of CIO spending focus”
“71% of respondents expect to deploy WAN acceleration equipment over the next
12 months.”
Goldman Sachs Global Investment Research - August 15, 2007:
Industry:  Network Spending
   By Enterprises Remains Strong

Voice / Video
Wireless Access
Storage
Collaboration
 Security
Demand For INX Services
Routing & Switching
Enterprise organizations are realizing that
the IP network is rapidly becoming the
platform for all forms of communications,
while at the same time the network is
becoming more complex.  INX is benefiting
from this trend.
Virtualization
Increasing IP Network Importance & Complexity
   Drives Demand For INX Solutions

1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
2005
2006

INX

Number of individual customers serviced grew
32% to 1,525 in 2006
Average revenue per customer grew by 9.7%
in 2006
We expect to add customers as we gain
market share and expand geographically
Increasing average customer size is a factor in
our ability to continue to grow at above industry
growth rates
As we become more of a “national”
organization we believe our ability to win
larger-sized customers will be enhanced
1,151
1,525
Increasing Number and Size of Customers

Schlumberger

HALLIBURTON

Neiman Marcus

Reliant Energy

Four Seasons Hotels and Resorts

SAMSUNG

CHASE

Apache Corporation

GENERAL DYNAMICS Strength On Your Side

STAUBACH A World of Real Estate Knowledge

Alaska Airlines / Horizon Air

IBM

EDS

Qwest Spirit of Service

verizon

INX

Corporate
Contractor to Other Cisco Partners
Blue Chip Customer Base (page 1 of 2)

TEXAS LOTTERY

Dallas Independent School District

Austin Independent School District

UNIVERSITY OF OREGON

THE UNIVERSITY of TEXAS

INX

Education
Government
Blue Chip Customer Base (page 2 of 2)

2006 Full Year Results			Q1-07 Quarter Results			Q2-07 Quarter Results		
	Rev.	Oper. Profit $	Oper. Profit %	Rev.	Oper. Profit $	Oper. Profit %	Rev.	Oper. Profit $	Oper. Profit %
"Mature" offices	$ 99.0	$ 8.1	8.2%	$ 29.0	$ 1.9	6.7%	$ 31.8	$ 2.4	7.4%
Recent acquisitions	$ 53.0	$ 3.8	7.2%	$ 15.0	$ 1.5	9.8%	$ 20.4	$ 1.7	8.8%

INX

4 acquisitions over past 4 years - all have been successful and accretive
We add value to acquired operations due to our stronger balance sheet, industry focus and expertise, increased purchasing power, and relationship with Cisco
We expect to do more acquisitions of two basic categories:
Regional Cisco-focused solutions provider organizations for geographic expansion and accretive revenue growth
To strengthen newer “practice areas” such as (i) network storage, (ii) network security, and (iii) remote monitoring and managed services
Acquisitions

$50
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
2005
2006
1H-06
1H-07

INX

In mid-2005 we acquired two businesses
- Network Architects and InfoGroup
Northwest
57% y/y revenue growth for 2006
compared to pro-forma 2005 revenue
32% y/y revenue growth for 1H-07
This is organic growth
$29.3
$46.1
*  Dollars in millions.  “Pre-acquisition revenue” reflects
estimated revenue for the acquired operations for the
period in 2005 prior to the acquisition in order to provide a meaningful year-over-year comparison.
$22.8
$30.0
Pre-acquisition revenue
Our 2005 Acquisitions Delivered
  Substantial Revenue Growth

$1.5
$7.2
*  Dollars in millions.  “Pre-acquisition revenue” reflects
estimated revenue for the acquired operations for the
period prior to the acquisition in order to provide a
meaningful year-over-year comparison.
$1.3
In February 2006 we acquired Datatran, in
Los Angeles, CA
380% y/y revenue growth 1H-07
This is organic growth
Post-acquisition revenue
Pre-acquisition revenue
Our 2006 Acquisition
   Delivered Strong Revenue Growth

($ in '000s)	Digtial Precision (Austin)	Network Architects (Albuquerque)	InfoGroup Northwest (Oregon)	Datatran (LA)
When acquired…………………	Apr-03	May-05	Jun-05	Feb-06
Price paid at closing……………	$ 800	$ 4,365	$ 2,523	$ 1,547
Earnout paid after closing……..	$ -	$ 1,642	$ 1,501	$ 530
Total purchase price……………	$ 800	$ 6,007	$ 4,024	$ 2,077
Operating profit contribution - post 4 full quarters…………….	97	1,424	1,686	887
Price / post 4 full qtrs OPC…….	8.2	4.2	2.4	2.3
1H-07 operating profit contribution	$ 888	$ 852	$ 1,686	$ 1,124
Price / annualized recent OPC…*	0.5	3.5	1.2	0.9

INX

* “recent” annualized operating income based on recent YTD (2 quarters); unaudited results
Past Acquisitions Have Been Financially
  Successful And Accretive To Earnings

Headquartered in Boston;  serves customers throughout New England
Approximately $40 million in current annual revenue
Adds another major region of the U.S. to our geographic coverage + adds substantially to our newer network storage practice area
Excellent customer base, including many large, household name enterprise accounts in their market, substantial portion of revenue is from repeat customers with relationships dating back 5-15 years or more; 83% of most recent year revenue was from repeat customers
Excellent relationship with Cisco, with excellent reference from Cisco
Excellent relationship with Network Appliance, major network storage vendor
Valuation: 2.3x to 4.2x forward 12-month operating income based on high/low targets for operating income upon which seller’s earn-out is based
5th Acquisition -
  8/31/2007 Acquisition of Select, Inc.

6 Months Ended		
	June 30, 2007	June 30, 2006	% Growth
Revenue	$ 99,370	$ 64,954	53.0%
Operating income	$ 1,338	$ 193	593.3%
Net income	$ 1,400	$ 228	514.0%
Diluted EPS from continuing oper.	$ 0.17	$ 0.01	1600.0%

	Quarter Ended		
	June 30, 2007	June 30, 2006	% Growth
Revenue	$ 53,727	$ 38,678	38.9%
Operating income	$ 1,003	$ 631	59.0%
Net income	$ 1,034	$ 756	36.8%
Diluted EPS from continuing oper.	$ 0.13	$ 0.08	62.5%

INX

(Dollars in thousands, except EPS)
INX Financials -
   Recent Operating Results Highlights

6/30/2007	3/31/2007	12/31/2006
Cash and cash equivalents,,,,	$ 7,826	$ 1,915	$ 1,795
Short term debt..................	$ 37	$ 1,013	$ 4,609
Cash, net of debt................	$ 7,789	$ 902	$ (2,814)
Stockholder's equity............	$ 25,531	$ 23,423	$ 22,384

INX

(Dollars in thousands)
Net cash improved by $10.6 million, or $1.34 per diluted common share, entirely through operations, to $7.8 million, or $1.00 per diluted share
Debt was reduced to virtually zero from $4.6 million
Stockholder’s equity grew by 14% to $25.5 million, or $3.23 per diluted share
During 1H-07:
INX Financials -
   Select Balance Sheet Highlights

CISCO SYSTEMS

EMPOWERING THE INTERNET GENERATION

INX

Mass implementation of VoIP technology, storage
moving to the network, virtualization of data center by
enterprises should drive industry growth
IP communications is a multi-billion dollar, rapidly
growing market
Cisco is gaining market share; recently raised guidance
for future expectations
INX is the only pure play public company focused on
delivering Cisco IP communications solutions
Expected benefit from the increasing complexity of, and
enterprise dependency upon networks
Expected revenue growth + expected improving
operating profit margin %  = expected improved
shareholder value
Summary